Third Quarter 2019 Improving Patient Outcomes Earnings Presentation | October 30, 2019 Reducing the Cost of Care®

FORWARD-LOOKING STATEMENTS These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request.

NON-GAAP FINANCIAL MEASURES The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency product revenue, (ii) non-GAAP gross margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP operating expense %, (vi) non-GAAP operating margin %, (vii) non-GAAP earnings per diluted share and (viii) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes constant currency product revenue, non-GAAP gross profit, non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

Third Quarter 2019 Highlights  Total revenue, including royalty and other revenue, was $229.0 million Revenue  Product revenue increased 13.3% to $228.9 million, or 13.6% on a constant currency basis(1) Shipments  Shipments of noninvasive technology boards and monitors increased 2.7% to 60,700  GAAP operating margin was 22.5% Profitability  Non-GAAP operating margin(1) was 23.0%  GAAP EPS was $0.86 per diluted share EPS  Non-GAAP EPS(1) was $0.76 per diluted share  Operating cash flow was $50.6 million Cash  Adjusted free cash flow(1) was $41.9 million  Cash and investments balance was $633.4 million (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Third Quarter 2019 Results – GAAP (1)

(in millions; except % and EPS)	Q3 2019	Q3 2018	vs. Prior Year	Comments
Product Revenue	$228.9	$202.1	13.3%	Product revenue includes leased equipment revenues under ASC 842, which were ~$2.7M in Q3 2019.
Royalty and Other Revenue	$0.1	$8.5	(98.9%)	GAAP results include royalty and other (non-recurring) revenue. The royalty agreement expired on 10/6/2018.
Revenue	**$229.0**	**$210.6**	**8.8%**	
Gross Margin	**68.2%**	**66.8%**	**140 bps**	
SG&A Expense	35.1%	33.9%	120 bps	
R&D Expense	10.6%	9.8%	80 bps	
Operating Expenses	**45.7%**	**43.7%**	**200 bps**	
Operating Margin	**22.5%**	**23.1%**	**(60 bps)**	GAAP operating margins decreased (60 bps) due to the impact of lower royalty revenues of (320 bps); offset by operational improvements of +260 bps.
Tax Rate	9.7%	(15.0%)	N/A	GAAP tax rate includes tax benefits from stock option exercises, which were ~$7.0M in Q3 2019, compared to ~$14.6M in Q3 2018.
GAAP EPS	**$0.86**	**$1.02**	**(15.7%)**	GAAP EPS decreased (15.7%) due to the impact of lower royalty revenues and lower tax benefits from stock option exercises.

(1) GAAP measures shown include the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Third Quarter 2019 Results – Non-GAAP [(1)]

(in millions; except % and EPS)	Q3 2019	Q3 2018	vs. Prior Year Reported	vs. Prior Year Constant Currency	Comments
Product Revenue	$228.9	$202.1	13.3%	13.6%	Product revenue includes leased equipment revenues under ASC 842, which were ~$2.7M in Q3 2019.
Royalty and Other Revenue	-	-	-	-	Non-GAAP results exclude royalty and other (non-recurring) revenue.
Revenue	**$228.9**	**$202.1**	**13.3%**	**13.6%**	
Gross Margin	**68.3%**	**65.6%**	**270 bps**		
SG&A Expense	34.7%	35.0%	(30 bps)		
R&D Expense	10.6%	10.2%	40 bps		
Operating Expenses	**45.3%**	**45.2%**	**10 bps**		
Operating Margin	**23.0%**	**20.4%**	**260 bps**		Non-GAAP operating margins increased +260 bps due primarily to gross margin improvement.
Tax Rate	22.4%	22.5%	(10 bps)		Non-GAAP tax rate excludes tax benefits from stock option exercises.
Non-GAAP EPS	**$0.76**	**$0.60**	**26.7%**		Non-GAAP EPS increased +26.7% due to constant currency revenue growth of +13.6% and operating margin expansion of +260 bps.

[(1)] Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Third Quarter 2019 Results – Non-GAAP (1) Non-GAAP (1) Non-GAAP (1) Product Revenue Operating Margin EPS $229M 23.0% $0.76 $202M 20.4% $0.60 Constant Currency +13.6%Growth (1) +260 bps +26.7% Q3 2018 Q3 2019 Q3 2018 Q3 2019 Q3 2018 Q3 2019 (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2019 Financial Guidance  Total revenue, including royalty and other revenue, of $933.4 million Revenue  Product revenue increasing 12.3% to $932.0 million, or 13.1% on a constant currency basis(1)  GAAP operating margin of 23.8% Profitability  Non-GAAP operating margin(1) of 24.0%  GAAP EPS of $3.37 per diluted share EPS  Non-GAAP EPS(1) of $3.18 per diluted share (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2019 Financial Guidance – GAAP [1]

(in millions; except % and EPS)	FY 2019	FY 2018	vs. Prior Year	Comments
Product Revenue	$932.0	$829.9	12.3%	Product revenue includes leased equipment revenues under ASC 842, which are projected to be ~$8M in FY 2019.
Royalty and Other Revenue	$1.4	$28.4	(95.2%)	GAAP results include royalty and other (non-recurring) revenue. The royalty agreement expired on 10/6/2018.
Revenue	**$933.4**	**$858.3**	**8.7%**	
Gross Margin	**66.8%**	**67.0%**	**(20 bps)**	
Operating Expenses	**43.1%**	**42.7%**	**40 bps**	
Operating Margin	**23.8%**	**24.2%**	**(40 bps)**	GAAP operating margins decreasing (40 bps) due to the impact of lower royalty revenues of (240 bps); offset by operational improvements of +200 basis points.
Tax Rate	17.8%	9.5%	830 bps	GAAP tax rate includes tax benefits from stock option exercises, which were ~$13.1M in FY 2019, compared to ~$22.0M in FY 2018.
GAAP EPS	**$3.37**	**$3.45**	**(2.3%)**	GAAP EPS decreasing (2.3%) due to the impact of lower royalty revenues and lower tax benefits from stock option exercises.

[1] GAAP measures shown include the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2019 Financial Guidance – Non-GAAP [1]

(in millions; except % and EPS)	FY 2019	FY 2018	vs. Prior Year: Reported	vs. Prior Year: Constant Currency	Comments
Product Revenue	$932.0	$829.9	12.3%	13.1%	Product revenue includes leased equipment revenues under ASC 842, which are projected to be ~$8M in FY 2019.
Royalty and Other Revenue	-	-	-	-	Non-GAAP results exclude royalty and other (non-recurring) revenue.
Revenue	**$932.0**	**$829.9**	**12.3%**	**13.1%**	
Gross Margin	**66.8%**	**66.0%**	**80 bps**		
Operating Expenses	**42.8%**	**44.0%**	**(120 bps)**		
Operating Margin	**24.0%**	**22.0%**	**200 bps**		Non-GAAP operating margins increasing +200 bps due to gross margin improvement of +80 bps and operating expenses reduction of (120 bps).
Tax Rate	23.2%	21.9%	130 bps		Non-GAAP tax rate excludes tax benefits from stock option exercises.
Non-GAAP EPS	**$3.18**	**$2.65**	**20.0%**		Non-GAAP EPS increasing +20.0% due to constant currency revenue growth of +13.1% and operating margin expansion of +200 bps.

[1] Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs and tax benefits from stock option exercises. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2019 Financial Guidance – Non-GAAP (1) Non-GAAP (1) Non-GAAP (1) Product Revenue Operating Margin EPS $932M 24.0% $3.18 22.0% $830M $2.65 Constant Currency +13.1%Growth (1) +200 bps +20.0% FY 2018 FY 2019 FY 2018 FY 2019 FY 2018 FY 2019 (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

APPENDICES Improving Patient Outcomes GAAP to Non-GAAP Reducing the Cost of Care® Adjustments and Reconciliations

Description of Non-GAAP Adjustments The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof: Constant currency adjustments Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. Royalty and other revenue, net of related costs We derive royalty and other revenue, net of related costs, associated with certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these certain non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Acquisition/strategic investment-related costs, including depreciation and amortization Depreciation and amortization related to the revaluation of assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) to fair value through purchase accounting related to value created by the seller prior to the acquisition/strategic investment rather than ongoing costs of operating our core business. As a result, we believe that exclusion of these costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods. In the event the Company acquires, invests in or divests certain business operations, there may be non-recurring gains, losses or expenses that will be recognized related to the assets and/or liabilities sold or acquired that are not representative of normal on-going cash flows. These gains, losses or expenses are excluded from non-GAAP earnings. Litigation damages, awards and settlements In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. We believe that exclusion of these gains and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature.

Description of Non-GAAP Adjustments Realized and unrealized gains or losses from foreign currency transactions: We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods. Excess tax benefits from stock-based compensation Current authoritative accounting guidance requires that excess tax benefits or costs recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. Since we cannot control or predict when stock option awards will be exercised or the price at which such awards will be exercised, the impact of such guidance can create significant volatility in our effective tax rate from one period to the next. We believe that exclusion of these excess tax benefits or costs is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. These excess tax benefits or costs will generally recur in future periods as long as we continue to issue equity awards to our employees. Tax impacts that may not be representative of the ongoing results of our core operations The Tax Cuts and Jobs Act of 2017 (2017 Tax Act) was signed into law in December 2017, and became effective January 1, 2018. The 2017 Tax Act included a number of changes to existing U.S. federal tax law impacting businesses including, among other things, a permanent reduction in the corporate income tax rate from 35% to 21%, a one-time transition tax on the “deemed repatriation” of cumulative undistributed foreign earnings as of December 31, 2017 and changes in the prospective taxation of the foreign operations of U.S. multinational companies. From time to time, we may also record tax benefits relating to the de-recognition of uncertain tax positions due to the expiration of the statutes of limitations. During the twelve months ended December 29, 2018, we recorded a significant tax benefit due to the expiration of the applicable statutes of limitations related to certain non-recurring transactions. We believe that exclusion of the tax charges related to the 2017 Tax Act and the tax benefit resulting from the expiration of certain statutes of limitations related to non- recurring transactions is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these tax items are unrelated to our core business and non-recurring in nature. Adjusted Free Cash Flow Represents free cash flow (cash flow from operations less cash used for the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period over period comparability.

Constant Currency Product Revenue (1),(2) RECONCILIATION OF GAAP PRODUCT REVENUE GROWTH TO CONSTANT CURRENCY PRODUCT REVENUE GROWTH (3) (in thousands, except percentages) Q3 2018 FY 2018 Q3 2019 2019 Guidance GAAP product revenue $ 202,068 $ 829,874 $ 228,916 $ 932,000 Constant currency F/X adjustments N/A N/A 732 7,000 Constant currency (non-GAAP) product revenue $ 202,068 $ 829,874 $ 229,647 $ 939,000 GAAP product revenue growth 13.3% 12.3% Constant currency (non-GAAP) product revenue growth 13.6% 13.1% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for most recent guidance provided on October 30, 2019.

Non-GAAP Gross Margin % (1),(2) RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: 2019 Full Year (3) Q3 2018 FY 2018 Q3 2019 Guidance GAAP gross profit/margin$ 140,753 $ 574,892 $ 156,268 $ 623,796 Non-GAAP adjustments: Royalty and other revenue, net of related costs (8,364) (27,704) (57) (1,217) Acquisition & investment related costs 114 458 114 #REF! 458 Total non-GAAP gross profit/margin adjustments (8,250) (27,246) 57 (759) Non-GAAP gross profit/margin $ 132,503 $ 547,645 $ 156,325 $ 623,037 Non-GAAP gross margin % (4) 65.6% 66.0% 68.3% 66.8% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for most recent guidance provided on October 30, 2019. (4) Calculated as a percentage of product revenue.

Non-GAAP Operating Expense % (1),(2)

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

	Q3 2018	FY 2018	Q3 2019	2019 Full Year Guidance [3]
GAAP selling, general and administrative operating expenses	$ 71,037	$ 285,417	$ 80,354	
Non-GAAP adjustments:				
Acquisition & investment related costs	(246)	(984)	(983)	
Non-GAAP selling, general and administrative operating expenses	$ 70,791	$ 284,433	$ 79,371	
Non-GAAP selling, general and administrative operating expenses % [4]	35.0%	34.3%	34.7%	
GAAP research and development operating expenses	$ 20,575	$ 81,006	$ 24,282	
Non-GAAP adjustments:				
Acquisition & investment related costs	-	-	-	
Non-GAAP research and development operating expenses	$ 20,575	$ 81,006	$ 24,282	
Non-GAAP research and development operating expenses % [4]	10.2%	9.8%	10.6%	
GAAP litigation settlement, award and/or defense costs	$ 500	$ 425	$ -	
Non-GAAP adjustments:				
Litigation damages, awards and settlements	(500)	(425)	-	
Non-GAAP litigation settlement, award and/or defense costs	$ -	$ -	$ -	
GAAP operating expenses	$ 92,112	$ 366,848	$ 104,636	$ 401,850
Non-GAAP adjustments:				
Acquisition & investment related costs	(246)	(984)	$ (983)	(2,493)
Litigation damages, awards and settlements	(500)	(425)	-	-
Total non-GAAP operating expense adjustments	(746)	(1,409)	(983)	(2,493)
Non-GAAP operating expenses	$ 91,366	$ 365,439	$ 103,653	$ 399,357
Non-GAAP operating expenses % [4]	45.2%	44.0%	45.3%	42.8%

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Updated for most recent guidance provided on October 30, 2019.
(4) Calculated as a percentage of product revenue.

Masimo

Non-GAAP Operating Margin % (1),(2) RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN: 2019 Full Year Q3 2018 FY 2018 Q3 2019 Guidance (3) GAAP operating income/margin$ 48,641 $ 208,044 $ 51,632 $ 221,946 Non-GAAP adjustments: Royalty and other revenue, net of related costs (8,364) (27,704) (57) (1,217) Acquisition & investment related costs 361 1,442 1,098 2,951 Litigation damages, awards and settlements 500 425 - - Total non-GAAP operating income/margin adjustments (7,504) (25,837) $ 1,040 - 1,734 Non-GAAP operating income/margin $ 41,136 $ 182,206 $ 52,671 $ 223,680 Non-GAAP operating income % (4) 20.4% 22.0% 23.0% 24.0% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for most recent guidance provided on October 30, 2019. (4) Calculated as a percentage of product revenue.

Non-GAAP Net Income and Diluted EPS (1),(2) RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME: 2019 Full Year (3) Q3 2018 FY 2018 Q3 2019 Guidance GAAP net income$ 57,126 $ 193,543 $ 49,085 $ 193,022 Non-GAAP adjustments: Royalty and other revenue, net of related costs (8,364) (27,704) (57) (1,217) Acquisition & investment related costs: Cost of goods sold 114 458 114 458 Operating expenses 246 984 983 2,493 Subtotal - Acquisition & investment related costs 361 1,442 1,098 2,951 Litigation damages, awards and settlements Operating expenses 500 425 - - Non-operating other (income) expense: Realized and unrealized foreign currency gains or losses 1,311 2,027 856 315 # Tax impact of non-GAAP net income adjustments 1,599 5,532 (303) (181) Expiration of certain statues of limitation related to unique and non-recurring tax positions (4,169) (4,169) - - 9800Excess tax benefits from stock-based compensation (14,647) (22,036) (7,020) (13,060) 2017 U.S. Tax Reform (16) (675) - - Total non-GAAP net income adjustments (23,425) (45,157) (5,427) (11,192) Non-GAAP net income $ 33,701 $ 148,385 $ 43,657 $ 181,829 Weighted average shares outstanding - diluted 56,237 56,039 57,262 $ 57,219 Non-GAAP net income per diluted share$ 0.60 $ 2.65 $ 0.76 $ 3.18 (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for most recent guidance provided on October 30, 2019.

Adjusted Free Cash Flow (1),(2) RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW Q3 2018 FY 2018 Q3 2019 Net cash provided by operating activities Net cash provided by operating activities$ 48,406 $ 239,527 $ 50,637 Purchases of property and equipment, net (2,869) (17,126) (8,741) Free cash flow 45,537 222,401 41,896 Litigation damages, awards and settlements - - - Tax payments related to litigation awards and damages - - - Adjusted free cash flow $ 45,537 $ 222,401 $ 41,896 (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.